Registration No. 33-

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM S-8

                          Registration Statement
                                   Under
                        The Securities Act of 1933

                           Atlantic Energy, Inc.
          (Exact name of registrant as specified in its charter)

NEW JERSEY                                           22-2871471
(State or other jurisdiction of                   (IRS Employer
incorporation or organization)               Identification No.)

6801 Black Horse Pike
Egg Harbor Township, New Jersey
(Address of Principal                                     08234
Executive Offices)                                    (Zip Code)

                      Atlantic City Electric Company
                    401K Savings and Investment Plan-A

                      Atlantic City Electric Company
                    401K Savings and Investment Plan-B

                         (Full title of the plans)

                               M. J. Barron
                Vice President and Chief Financial Officer
                           6801 Black Horse Pike
                   Egg Harbor Township, New Jersey 08234
                              (609) 645-4411
    (Telephone number, including area code of agent of service)

It is respectfully requested that the Commission send copies of all notices, orders and communications to:

                   Joseph J. Devine, Esq.
         MESIROV GELMAN JAFFE CRAMER AND JAMIESON
                   1735 Market Street
              Philadelphia, PA 19103-7598


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                      CALCULATION OF REGISTRATION FEE

Title of         Amount     Proposed  Proposed   Amount of
Securities to    to be      maximum   maximum    Registration
be registered    registered offering  aggregate      Fee
                            price per  offering
                            share (3)  price (3)

Atlantic Energy,
Inc, Common Stock
no par value (1) 12,500 shares $17.875  $223,437.50 $  77.09


Atlantic Energy,
Inc, Common Stock
no par value (2) 12,500 shares $17.875 $223,437.50 $  77.09

Participation in
Atlantic City
Electric Company
401K Savings
and Investment Plans
A & B              (4)       (5)        (5)         (5)

         (1)  There are registered hereby 12,500 shares of Common
Stock of Atlantic Energy, Inc. which may be acquired pursuant to the Atlantic City Electric Company 401K Savings and Investment
Plan-A.

         (2)  There are registered hereby 12,500 shares of Common
Stock of Atlantic Energy, Inc. which may be acquired pursuant to the Atlantic City Electric Company 401K Savings and Investment
Plan-B.

         (3) Determined in accordance with Rule 457(c) under the Securities Act of 1933, based upon the average of the high and low prices reported on the New York Stock Exchange (Composite
Transactions) on September 5, 1996.

         (4) In addition, pursuant to Rule 416 (c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

         (5) Not applicable.

                                  PART II

            INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.   INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents, filed with the Securities and Exchange Commission (the "Commission") by Atlantic Energy, Inc., a New Jersey corporation (the "Company" or the "Registrant"), are incorporated herein by reference:

         (a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995.

         (b)  The Atlantic City Electric Company 401K Savings and
         Investment Plan-A's Annual Report on Form 11-K for the fiscal year ended December 31, 1995.

         (c)  The Atlantic City Electric Company 401K Savings and
         Investment Plan-B's Annual Report on Form 11-K for the fiscal year ended December 31, 1995.

         (d) All other reports filed by the Company with the Commission since December 31, 1995 pursuant to Section
         13(a) of the Securities Exchange Act of 1934 (the "1934"
         Act), including the following:

         (i) The Company's definitive Proxy Statement dated March 15, 1996 in connection with the Company's Annual
              Meeting of Shareholders;

         (ii) The Company's Form 8-K dated February 23, 1996;

         (iii)     The Company's Form 10-Q for the quarter ended
                   March 31, 1996;

         (iv) The Company's Form 8-K dated May 29, 1996;

         (v)  The Company's Form 8-K dated June 25, 1996;

         (vi) The Company's Form 8-K dated July 25, 1996;

         (vii)     The Company's Form 8-K dated August 13, 1996;

         (viii) The Company's Form 10-Q for the quarter ended June
              30, 1996;

         (e) The description of the Company's common stock to be offered hereby which is contained in the registration statement filed under Section 12 of the 1934 Act, including any amendments or reports filed for the purpose of updating such description.

         All documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act subsequent to the date of filing this Registration Statement and prior to the filing of a post-effective amendment which indicates that all of the securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated herein by reference and to be a part hereof from the date of the filing of such documents with the Commission.


Item 4.     DESCRIPTION OF SECURITIES

         Inapplicable.

Item  5.    INTERESTS OF NAMED EXPERTS AND COUNSEL

         Inapplicable.

Item  6.    INDEMNIFICATION OF DIRECTORS AND OFFICERS

              Directors and officers of the Company may be indemnified against expenses and liabilities incurred by them under certain circumstances pursuant to Article VI of the By-Laws of the Company, which are filed as an exhibit to this Registration
Statement, and pursuant to Section 14A:3-5 of the New Jersey
Business Corporation Act.

              The Company has insurance policies under which its directors and officers are insured against certain liabilities that may be incurred by them in their capacities as such.

Item 7.     EXEMPTION FROM REGISTRATION CLAIMED

Inapplicable.
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Item 8.  The following exhibits are filed herewith or
incorporated herein by reference, and are part of this Registration Statement:

Exhibit
Number             Description                    Method of Filing

4(i)               Restated Certificate of       Incorporated by reference
                   Incorporation of Atlantic     to File No. 1-9760, Form
                   Energy, Inc.                  10-Q for quarter ended
                                                 September 30, 1987.

4(ii)              Certificate of Amendment      Incorporated by reference
                   to the Restated Certificate   to File No. 33-53511,Form
                   of Incorporation of           S-8 dated May 6, 1994.
                   Atlantic Energy, Inc.,
                   filed April 30, 1992

4(iii)             By-Laws of Atlantic           Incorporated by reference
                   Energy, Inc., as amended      to File No. 1-9760, Form
                   July 13, 1995.                10-Q for quarter ended
                                                 June 30, 1995
                                                 Exhibit 3b(2)

4 (iv)             Atlantic City Electric        Filed herewith.
                   Company 401K Savings and
                   Investment Plan-A, as
                   amended, dated April 1, 1995
                   and January 1, 1996.

4 (v )             Atlantic City Electric        Filed herewith.
                   Company 401K Savings and
                   Investment Plan-B, as
                   amended, dated April 1, 1995
                   and January 1, 1996.

23                 Independent Auditors'         Filed herewith.
                   Consent

24                 Powers of Attorney            Filed herewith.

              An opinion of counsel is not being filed because the securities being registered are not original issuance securities, and the Registrant undertakes to submit the Plan and any amendments thereto to the Internal Revenue Service in order to secure a determination letter in a timely manner and will make all changes required by the Internal Revenue Service in order to qualify the Plan under Section 401 of the Internal Revenue Code.

Item 9.   UNDERTAKINGS

A.       Rule 415 Offering

              The undersigned Registrant hereby undertakes:

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

              (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

              (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change in such information in the registration statement;

              provided, however, that paragraphs (A)(1)(i) and (A)(1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

              (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

              B.   Filings Incorporating Subsequent Exchange Documents by
Reference

              The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to
Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         C.  Filing of Registration Statement on Form S-8

         Insofar as indemnification for the liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange
Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Egg Harbor, the State of New Jersey on the 9th day of September, 1996.

         Atlantic Energy, Inc.

         By:                     /s/ J.L. Jacobs
                                  (J.L. Jacobs, Chairman,
                                  Chief Executive Officer
                                  and Director)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

         Signature

(i)      Principal Executive Officer

By:      /s/ J.L. Jacobs                     Date: September 9, 1996
            (J.L. Jacobs)

Title:   Chairman, Chief Executive Officer
                   and Director

By:      /s/ M. J. Barron                   Date: September 9, 1996
            (M. J. Barron)
Title:   Vice President and
                   Chief Financial Officer

(iii)    A Majority of the Directors:
Gerald A. Hale*
Matthew Holden, Jr.*                    Cyrus H. Holley*
J.L. Jacobs*                            Kathleen MacDonnell*
Richard B. McGlynn*                     Bernard J. Morgan*
Harold J. Raveche*                      Michael J. Chesser

By:      /s/ M. J. Barron                   Date: September 9, 1996
            (M. J. Barron)
              Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Egg Harbor, State of New Jersey, on September 9, 1996.

                                      Atlantic City Electric Company
                                  401k Savings and Investment Plans A & B

                         By:     /s/ M. J. Barron
                                     M. J. Barron, Chairman,
                             Benefits/Trusts Investment Committee


                                   ****
                               EXHIBIT INDEX

Exhibit
Number       Description                    Method of Filing

4(i)         Restated Certificate of       Incorporated by reference
             Incorporation of Atlantic     to File No. 1-9760, Form
             Energy, Inc.                  10-Q for quarter ended
                                           September 30, 1987.

4(ii)         Certificate of Amendment      Incorporated by reference
              to the Restated Certificate   to File No. 33-53511,Form
              of Incorporation of           S-8 dated May 6, 1994.
              Atlantic Energy, Inc.,
              filed April 30, 1992.

4(iii)        By-Laws of Atlantic           Incorporated by reference
              Energy, Inc., as amended      to File No. 1-9760, Form
              July 13, 1995                 10-Q for quarter ended
                                            June 30, 1995
                                            Exhibit 3b(2)

4 (iv)        Atlantic City Electric        Filed herewith.
              Company 401K Savings and
              Investment Plan-A, as
              amended, dated April 1, 1995
               and January 1, 1996.

4 (v)         Atlantic City Electric        Filed herewith.
              Company 401K Savings and
              Investment Plan-B, as
              amended, dated April 1, 1995
              and January 1, 1996.

23            Independent Auditors'         Filed herewith.
                   Consent

24            Powers of Attorney            Filed herewith.